UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23325

SIX CIRCLES TRUST

On behalf of the following series:

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles Ultra Short Duration Fund

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

(Exact name of registrant as specified in charter)

383 Madison Avenue, New York, NY 10179

(Address of principal executive offices) (Zip Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 464-2070

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this amendment (the “Amendment”) to its Form N-CSR for the fiscal year ended December 31, 2020, originally filed with the Securities and Exchange Commission on March 4, 2021 (Accession Number 0001193125-21-069280) (the “Report”). The purpose of this Amendment is to supplement and replace the total return numbers shown in the “Fund Commentary” section for each of the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, and the Six Circles Managed Equity Portfolio International Unconstrained Fund, since the total return numbers included cumulative return numbers instead of average annual total return numbers, and therefore were inadvertently overstated.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders and contained all information required to be included in such reports by the Registrant’s registration statement form under the Investment Company Act of 1940, as amended, pursuant to Rule 30e-1(a) thereunder.

This Amendment should be read in conjunction with the Report. Except for the portion of the Fund Commentary for each Fund noted above, this Amendment does not reflect events occurring after the filing of the Report, or modify or update the Report in any way.

Item 1. Report to Stockholders.

Supplement dated April 22, 2021 to the

Annual Reports for the Fiscal Year Ended December 31, 2020

SIX CIRCLES®TRUST

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

In the recently-issued Annual Reports for the Six Circles Funds for the fiscal year ended December 31, 2020, the “Since Inception” total return numbers shown in the “Fund Commentary” section for each of the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, and the Six Circles Managed Equity Portfolio International Unconstrained Fund were cumulative return numbers instead of average annual total return numbers, and therefore were overstated.

Accordingly, for the Six Circles Ultra Short Duration Fund, the “Average Annual Total Returns” table in the “Fund Commentary” section of the Annual Report is hereby replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	1 Year	Since Inception (July 9, 2018)
Six Circles Ultra Short Duration Fund	2.05%	2.27%

For the Six Circles Tax Aware Ultra Short Duration Fund, the “Average Annual Total Returns” table in the “Fund Commentary” section of the Annual Report is hereby replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	1 Year	Since Inception (July 9, 2018)
Six Circles Tax Aware Ultra Short Duration Fund	1.81%	1.72%

For the Six Circles U.S. Unconstrained Equity Fund, the “Average Annual Total Returns” table in the “Fund Commentary” section of the Annual Report is hereby replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	1 Year	Since Inception (July 9, 2018)
Six Circles U.S. Unconstrained Equity Fund	27.64%	16.15%

For the Six Circles International Unconstrained Equity Fund, the “Average Annual Total Returns” table in the “Fund Commentary” section of the Annual Report is hereby replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	1 Year	Since Inception (July 9, 2018)
Six Circles International Unconstrained Equity Fund	6.17%	1.98%

For the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, the “Average Annual Total Returns” table in the “Fund Commentary” section of the Annual Report is hereby replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	29.09%	23.78%

For the Six Circles Managed Equity Portfolio International Unconstrained Fund, the “Average Annual Total Returns” table in the “Fund Commentary” section of the Annual Report is hereby replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio International Unconstrained Fund	9.25%	7.93%

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR/A.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Six Circles Trust

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title: President - Principal Executive Officer
Date: April 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title: President - Principal Executive Officer
Date: April 22, 2021

By: (Signature and Title)

/s/ Gregory McNeil
Gregory McNeil
Title: Treasurer - Principal Financial Officer

Date: April 22, 2021